OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Supplement dated September 28, 2018 to the

Prospectus and Statement of Additional Information, each dated October 27, 2017,

as revised November 13, 2017

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer International Small-Mid Company Fund (the "Fund"), and is in addition to any other supplements.

Effective immediately:

Prospectus:

1.	The section titled "Portfolio Manager" under the heading "The Fund Summary" is deleted in its entirety and replaced with the following:

Portfolio Manager. Frank Jennings has been a portfolio manager of the Fund since September 2018.

2.	The section titled "Portfolio Manager" under the heading "How the Fund is Managed" is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Frank Jennings, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Jennings has been a portfolio manager of the Fund since September 2018.

Mr. Jennings has been a Senior Vice President of the Sub-Adviser since February 2006 and was a Vice President of the Sub-Adviser from September 1995 to January 2006. Mr. Jennings is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

SAI:

1.	All references to Rezo Kanovich are removed.

2.	The section titled "Portfolio Manager" under the heading "The Manager and the Sub-Adviser" is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Frank Jennings, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Jennings has managed the Fund since September 2018.

As of August 31, 2018, Mr. Jennings managed one other registered investment company with total assets of approximately $9.81 billion, and he did not manage any other pooled investment vehicles or other accounts. As of August 31, 2018, Mr. Jennings did not beneficially own shares of the Fund.

You should read this supplement in conjunction with the Prospectus and SAI and retain it for future reference.

September 28, 2018                                                                                               PS0815.047